UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2011, Montpelier Reinsurance Ltd. (“Montpelier Re”) entered into a Letter of Credit Reimbursement and Pledge Agreement (the “Letter of Credit Reimbursement and Pledge Agreement”) among Montpelier Re, the lenders party thereto, ING Bank, N.V., London Branch as Syndication Agent, The Bank of New York Mellon., Credit Suisse, New York Branch and UBS Securities LLC, as Co-Documentation Agents and Bank of America, N.A. as Administrative Agent, Fronting Bank and LC Administrator.  The Letter of Credit Reimbursement and Pledge agreement provides for a 364 day secured $250 million letter of credit facility for the account of Montpelier Re.  The Letter of Credit Reimbursement and Pledge Agreement contains covenants that limit Montpelier Re’s ability, among other things, to grant liens on its assets, sell assets, merge or consolidate, incur debt and enter into certain burdensome agreements. In addition, the Letter of Credit Reimbursement and Pledge Agreement also requires Montpelier Re Holdings Ltd. (the “Company”) to maintain debt leverage of no greater than 30% and Montpelier Re to maintain an A.M. Best financial strength rating of no less than B++.  If the Company or Montpelier Re were to fail to comply with these covenants or fail to meet these financial ratios, the lenders could revoke the facility and exercise remedies against the collateral.

The foregoing description of the Letter of Credit Reimbursement and Pledge Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter of Credit Reimbursement and Pledge Agreement including its exhibits, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-k.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

Letter of Credit Reimbursement and Pledge Agreement dated June 17, 2011 among Montpelier Reinsurance Ltd., the lenders party thereto, ING Bank, N.V., London Branch as Syndication Agent, The Bank of New York Mellon., Credit Suisse, New York Branch and UBS Securities LLC, as Co-Documentation Agents and Bank of America, N.A. as Administrative Agent, Fronting Bank and LC Administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

June 20, 2011	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Letter of Credit Reimbursement and Pledge Agreement dated June 17, 2011 among Montpelier Reinsurance Ltd., the lenders party thereto, ING Bank, N.V., London Branch as Syndication Agent, The Bank of New York Mellon., Credit Suisse, New York Branch and UBS Securities LLC, as Co-Documentation Agents and Bank of America, N.A. as Administrative Agent, Fronting Bank and LC Administrator.